Quarterly Update FY16 Fourth Quarter November 8, 2016

Johnson Controls, plc. —2 November 8, 2016 Johnson Controls International plc Cautionary Statement Regarding Forward-Looking Statements Johnson Controls International plc has made statements in this communication that are forward-looking and therefore are subject to risks and uncertainties. All statements in this document other than statements of historical fact are, or could be, “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this communication, statements regarding Johnson Controls’ future financial position, sales, costs, earnings, cash flows, other measures of results of operations, synergies and integration opportunities, capital expenditures and debt levels are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” and terms of similar meaning are also generally intended to identify forward-looking statements. However, the absence of these words does not mean that a statement is not forward-looking. Johnson Controls cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Johnson Controls’ control, that could cause Johnson Controls’ actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: any delay or inability of Johnson Controls to realize the expected benefits and synergies of recent portfolio transactions such as the merger with Tyco and the spin-off of Adient, changes in tax laws, regulations, rates, policies or interpretations, the loss of key senior management, the tax treatment of recent portfolio transactions, significant transaction costs and/or unknown liabilities associated with such transactions, the outcome of actual or potential litigation relating to such transactions, the risk that disruptions from recent transactions will harm Johnson Controls’ business, the strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, energy and commodity prices, the availability of raw materials and component products, currency exchange rates, and cancellation of or changes to commercial arrangements. A detailed discussion of risks related to Johnson Controls’ business is included in the section entitled “Risk Factors” in each of Johnson Controls, Inc.’s and Tyco International plc’s Annual Reports on Form 10-K for the 2015 fiscal year filed with the SEC on November 18, 2015 and November 13, 2015, respectively, and in the quarterly reports on Form 10-Q filed by each company with the SEC after such date, and available at www.sec.gov and www.johnsoncontrols.com under the “Investors” tab, as well as the Form 10 registration statement filed by Adient Limited and the amendments thereto. Shareholders, potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this communication are made only as of the date of this document, unless otherwise specified, and, except as required by law, Johnson Controls assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this communication.

Johnson Controls, plc. —3 November 8, 2016 Non GAAP Financial Information This presentation contains financial information regarding adjusted earnings per share, which is a non-GAAP performance measure. The adjusting items include mark-to-market for pension and postretirement plans/settlement losses, transaction/integration/separation costs, restructuring and impairment costs, significant gains or losses on business divestitures, nonrecurring purchase accounting impacts related to the Tyco merger and discrete tax items. Financial information regarding adjusted sales, adjusted segment EBIT and adjusted segment EBIT margin are also presented, which are non-GAAP performance measures. Adjusted segment EBIT excludes special items such as transaction/integration/separation costs, nonrecurring purchase accounting impacts and significant gains or losses on business divestiture because these costs are not considered to be directly related to the operating performance of its business units. Management believes that, when considered together with unadjusted amounts, these non-GAAP measures are useful to investors in understanding period-over-period operating results and business trends of the Company. Management may also use these metrics as guides in forecasting, budgeting and long-term planning processes and for compensation purposes. These metrics should be considered in addition to, and not as replacements for, the most comparable GAAP measure. Reconciliations of non-GAAP performance measures can be found in the tables accompanying the materials furnished to the SEC in connection with the Company’s earnings release for the quarter.

Johnson Controls, plc. —4 Agenda FY16 commitments & fourth quarter highlights Alex Molinaroli, Chairman and Chief Executive Officer Introduction Antonella Franzen, Vice President, Investor Relations Business results and financial review Brian Stief, Executive Vice President and Chief Financial Officer Q&A 2 4 5 1 November 8, 2016 Merger and integration update George Oliver, President and Chief Operating Officer3

Johnson Controls, plc. —5 Second Quarter 2015 Financial Highlights (continuing operations) Delivering on our FY16 Commitments November 8, 2016 *Non-GAAP, excludes Tyco results as well as transaction / integration / separation costs, year-end pension/postretirement mark-to-market adjustments and other special items. See appendix.  Major portfolio transformation to multi-industrial complete  Johnson Controls Hitachi joint venture has exceeded expectations  Tyco merger closed September 2nd and integration is underway  Adient spin-off completed October 31st  Progress on segment EBIT margin expansion  FY16 adjusted segment EBIT margin* +150bps YoY  Continued focus on cost reduction initiatives and JCOS savings  Strong EPS growth*  FY16 EPS of $3.98 versus $3.42 in FY15 (+16% YoY)  Disciplined capital allocation  Strategic capex investments in Power Solutions  Share repurchases of $500 million  Entering FY17 with momentum

Johnson Controls, plc. —6 Second Quarter 2015 Financial Highlights (continuing operations) FY16 Fourth QuarterDiluted EPS from Continuing Operations vs. Guidance Q4 FY16 Full Year FY16 FY16 Guidance* $1.17 - $1.20 $3.95 - $3.98 Adjusted EPS* $1.21 $3.98 YoY Increase +16% +16% November 8, 2016 *Non-GAAP, excludes Tyco results as well as transaction / integration / separation costs, year-end pension/postretirement mark-to-market adjustments and other special items. See appendix.

FY16 Fourth Quarter Highlights* 7 Johnson Controls, plc . --  Organic growth of 4% (ex. Automotive Experience)  Building Efficiency sales up 2% (ex. FX and M&A)  Power Solutions sales up 8% (ex. FX and Lead)  Hitachi joint venture profitability and integration continuing to exceed expectations  Strong order momentum (orders up 6% organically)  Growth in Institutional verticals (particularly Education & Healthcare)  Quoting pipeline remains strong November 8, 2016 *Non-GAAP, excludes Tyco results as well as transaction / integration / separation costs, year-end pension/postretirement mark-to-market adjustments and other special items. See appendix.

Johnson Controls, plc. —8 FY16 Fourth Quarter Earnings from Continuing Operations* *Year 3 run rate synergies / productivity are estimates of future amounts November 8, 2016 Segment EBIT margin +7% Level FY16 Q4 FY15 Q4 $9.4 B $8.7 B NET SALES FY16 Q4 FY15 Q4 $1,085 M $939 M SEGMENT EBIT +16% +90 bps +16% DILUTED EPS FY16 Q4 FY15 Q4 $1.21 $1.04 Ex. FX and M&A *Non-GAAP, excludes Tyco results as well as transaction / integration / separation costs, year-end pension/postretirement mark-to-market adjustments and other special items. See appendix.

Integration underway
Committed to achieving $1+ billion in cost savings

- Executing our "Day One" plan
- Early signs of traction on cost synergy plans

Productivity Plus Deal Synergies = $1B+ Opportunity

Johnson Controls Productivity ~$300M* + **Tyco Productivity ~$100M*** + **Deal Synergies ~$650M*** = **~$1B+**

Johnson Controls Productivity ~$300M*:
- Manufacturing/ Engineering
- Procurement
- Marketing & Sales
- Functional Excellence

Tyco Productivity ~$100M*:
- Procurement
- Branch Network
- Functional Excellence

Deal Synergies ~$650M*:
- Operational
- Tax

Significant Value Creation Within Our Control

*Year 3 run rate synergies / productivity are estimates of future amounts

9 Johnson Controls, plc. — November 8, 2016

Johnson Controls, plc. —10 Organized Around 2 Strategic Platforms *Year 3 run rate synergies / productivity are estimates of future amounts November 8, 2016 Power FY16 Sales: $7B Buildings FY16 Sales: $23B Building Efficiency ~$13B Tyco ~$10B Conventional Lead-Acid AGM (Start-Stop) Lithium-Ion Energy Storage

Building Efficiency*
Continued order momentum

NET SALES



$3.6 B
$2.9 B
FY16 Q4
FY15 Q4

+25%

+2%
Ex. FX and M&A

- Third party sales (ex. FX and M&A)
  - Systems and Service NA level
  - Products NA +3%
  - Asia +8%
- Orders secured +6% (ex. FX and M&A)
  - Systems and Service NA +6%
  - Products NA +7%
  - Asia +7%
- Backlog $4.8B, +5% (ex. FX and M&A)

SEGMENT EBIT



$410 M
$351 M
FY16 Q4
FY15 Q4

+17%

- Higher volumes
- Hitachi JV profitability contribution
- Segment EBIT margin **(80) bps**
  - In-line with expectations
  - Mix related to lower margin Hitachi JV
  - Product and sales force investments

* Non-GAAP excludes transaction / integration / separation costs and other special items. See appendix.

11 Johnson Controls plc — November 8, 2016

Johnson Controls

Tyco* 12 Johnson Controls, plc. -  Represents September results  Includes $21M incremental recurring purchase accounting amortization  Conforms to Johnson Controls accounting policies  Solid momentum entering FY17 November 8, 2016 $828 M NET SALES SEGMENT EBIT $86 M * Non-GAAP excludes transaction / integration / separation costs and other special items. See appendix.

Power Solutions*

Higher volumes and significant margin expansion

NET SALES


$1.8 B
$1.7 B
FY16 Q4
FY15 Q4

+7%

+8%

Ex. FX & lead impact

- Higher volumes in all regions
- Global shipments of start-stop +30%
  - China +136%
  - Americas +87%
  - EMEA +3%
- Growth in OE (+2%) and aftermarket (+9%) shipments

SEGMENT EBIT


$394 M
$340 M
FY16 Q4
FY15 Q4

+16%

- Segment EBIT margin **+160 bps**
  - Benefit of lower lead price on sales
- Higher volumes
- Favorable product mix
- Cost reduction initiatives

* Non-GAAP excludes transaction / integration / separation costs and other special items. See appendix.

13 Johnson Controls, plc. - November 8, 2016

Johnson Controls

Automotive Experience*
Strong profitability

NET SALES



$3.9 B
$4.2 B
FY16 Q4
FY15 Q4

-5%

- Growth in Asia offset by lower North America and Europe volumes
- China sales (mostly non-consolidated) +26% to $2.9 billion (+31% ex. FX)
- FY16 Q4 industry light vehicle production
  - North America +2%
  - Europe -2%
  - China +21%

SEGMENT EBIT



$281 M
$248 M
FY16 Q4
FY15 Q4

+13%

- Segment EBIT margin **+110 bps**
- Restructuring savings and cost reduction initiatives
- Improved operational efficiencies

* Non-GAAP excludes transaction / integration / separation costs and other special items. See appendix.

14 Johnson Controls, plc. - November 8, 2016

Johnson Controls

Johnson Controls, plc. —15 Second Quarter 2015 Financial Highlights (continuing operations) FY16 Fourth QuarterFinancial Highlights (continuing operations) (in millions) 2016 * 2015 * % Change 2016 (reported) 2015 (reported) Sales $9,390 $8,749 +7% $10,198 $8,749 Gross profit % of sales 1,927 20.5% 1,715 19.6% +12% 2,065 20.2% 1,559 17.8% SG&A expenses 992 881 +13% 1,914 1,031 Equity income 150 105 +43% 144 100 EBIT $1,085 $939 +16% $295 $628 11.6% 10.7% 2.9% 7.2% Gross profit margin +90 bps includes leverage on improved volume and JCOS benefits Equity income Increase due to Interiors JV and non-consolidated Hitachi China JVs EBIT +90 bps reflects strong operational execution and increased equity income November 8, 2016 *Non-GAAP, excludes Tyco results as well as transaction / integration / separation costs, year-end pension/postretirement mark-to-market adjustments and other special items. See appendix.

Johnson Controls, plc. —16 (in millions, except earnings per share) 2016 * 2015 * 2016 (reported) 2015 (reported) EBIT $1,085 $939 $295 $628 Restructuring and impairment costs - - 289 397 Financing charges - net 77 73 103 73 Income (loss) before taxes 1,008 866 (97) 158 Income tax provision 172 162 1,035 135 Net income (loss) 836 704 (1,132) 23 Income attributable to non-controlling interests 60 20 39 20 Net income (loss) attributable to JCI $776 $684 ($1,171) $3 Diluted EPS $1.21 $1.04 ($1.61) $0.00 Second Quarter 2015 Financial Highlights (continuing operations) FY16 Fourth QuarterFinancial Highlights (continuing operations) Non-controlling interests Reflects impact of Hitachi JV Income tax provision Tax rate of 17% in 2016 and 19% in 2015 Diluted EPS Up 16% vs. the prior year quarter November 8, 2016 *Non-GAAP, excludes Tyco results as well as transaction / integration / separation costs, year-end pension/postretirement mark-to-market adjustments and other special items. See appendix.

Johnson Controls, plc. —17 Second Quarter 2015 Financial Highlights (continuing operations) Bal e Sheet and Cash Flow  Net debt to capitalization of 39.4% at 9/30/16  Assumed Tyco debt of $2.2 billion (weighted average interest rate of 3.7%)  Tyco debt issuance of $4.0 billion (interest rate of 2.3%)  Adient debt issuance of $3.5 billion (weighted-average interest rate of 3.1%)  Adjusted free cash flow* of $0.9 billion in the quarter; exceeded expectations  Capex* of $0.4 billion in the quarter; in-line with expectations Note: Net debt = Total debt less cash November 8, 2016 * Excludes Tyco

Johnson Controls, plc. —18 Proforma Net Debt $10.7 ($3.5) ($0.7) ($1.5) $16.4 Gross Debt - 9/30/16 Adient Debt Cash Cash in Escrow* Proforma Net Debt * $1.5 billion Adient distribution received in fourth quarter; $1.5 billion received from escrow in October 2016 November 8, 2016

Johnson Controls, plc. —19 Second Quarter 2015 Financial Highlights (continuing operations) Y17 Matters of Interest  Adient to be reflected as discontinued operation beginning first quarter FY17  Buildings reportable segment change  Corporate reported separately  Finalize purchase accounting related to Tyco merger  Special items  Restructuring and impairment costs  Transaction, integration and separation costs  Income taxes  Pension/OPEB mark-to-market  Form 8-K filed today with FY16 quarterly/full year proforma financial information November 8, 2016 Q1 FY16 Q2 FY16 Q3 FY16 Q4 FY16 FY16 Diluted EPS* $0.48 $0.45 $0.61 $0.76 $2.31 * Non-GAAP excludes transaction / integration / separation costs and other special items; Quarters may not sum due to rounding Includes annual amortization expense of $430M ($290M after-tax; $0.31)

20 Johnson Controls, plc. - November 8, 2016 Analyst Day in New York Mandarin Oriental Hotel December 5th

Appendix

Johnson Controls, plc. —22 Second Quarter 2015 Financial Highlights (continuing operations) ourth Quarter Special Items (C ntinu ng Operations) In millions, except EPS impact numbers Note: Total may not sum due to rounding November 8, 2016 2016 Pre‐tax Income  (Expense) Tax (Expense)  Benefit NCI (Expense)  Benefit After‐tax Income  (Expense) EPS Impact Transaction, Integration & Separation ($293) $29 $1 ($263) ($0.36) Restructuring & Impairment (296) 54 10 (232)                         (0.32) Pension/OPEB Mark‐to‐Market and Settlement (514) 146 11 (357)                         (0.49) Non‐Recurring Purchase Accounting (74) 20 (54)                           (0.07) Tyco Adjusted EBIT 72 (9) (1) 62                            0.08 Discrete Income Tax Items (1,103) (1,103)                     (1.50) Total ($1,105) ($863) $21 ($1,947) ($2.65) Adjusted Diluted Shares Outstanding (0.17) Total ($1,105) ($863) $21 ($1,947) ($2.82) 2015 Pre‐tax Income  (Expense) Tax (Expense)  Benefit NCI (Expense)  Benefit After‐tax Income  (Expense) EPS Impact Transaction, Integration & Separation ($34) $6 ($28) ($0.04) Restructuring & Impairment (397) 87 (310)                       (0.47) Pension/OPEB Mark‐to‐Market (422) 165 (257)                       (0.39) Net Gain/(Loss) on Divestitures 145 (107) 38                          0.06 Discrete Income Tax Items (124) (124)                       (0.19) Total ($708) $27 $0 ($681) ($1.04)

Johnson Controls, plc. —23 Second Quarter 2015 Financial Highlights (continuing operations) ree C sh Flow* Note: May not sum due to rounding November 8, 2016 FY16 FY15 FY16 FY15 FY16 FY15 Cash provided by operating activities 0.7$           0.9$           1.1$           0.7$           1.8$           1.6$           Capital expenditures (0.8)            (0.8)            (0.4)            (0.3)            (1.2)            (1.1)            Reported free cash flow (0.1)            ‐              0.7              0.4              0.6              0.5              Adjustments: Tax audit settlements 0.2              0.2              0.4              Transaction tax payments 0.6              0.6              Transaction/integration/separation costs 0.3              0.1              0.2              0.5              0.1              Other ‐ net 0.4              0.4              Adjusted free cash flow 0.8$           0.3$           0.9$           1.0$           1.7$           1.4$           Q3 YTD Q4 FISCAL YEAR * Excludes Tyco

Johnson Controls, plc. —24 Second Quarter 2015 Financial Highlights (continuing operations) ourth Quarter FY16 Restr cturing and Impairment Costs Restructuring and non-cash impairment charges primarily related to workforce reductions and asset impairments In millions November 8, 2016 Business Unit Charge    Cash  Non‐cash Total Corporate 50$        43$            7$              50$            Automotive Experience 88             42                 46                 88                 Building Efficiency/Tyco 85             61                 24                 85                 Power Solutions 66             2                    64                 66                 Total 289$     148$          141$          289$          Q4 Restructuring

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